Accumulated Other Comprehensive Income (Loss) - Components of Accumulated Other Comprehensive Income (Loss) Included in Stockholders' Equity (Detail) (USD $) In Thousands, unless otherwise specified	Mar. 31, 2015	Mar. 31, 2014
Equity [Abstract]
Net unrealized gain on securities available for sale	$ 207	$ 174
Tax effect	(85)	(72)
Net of tax amount	122	102
Benefit plan adjustments	(1,021)	(706)
Tax effect	418	289
Net of tax amount	(603)	(417)
Accumulated other comprehensive loss	$ (481)	$ (315)